UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PNC FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PNC Funds, Inc.

PNC International Equity Fund

                    , 2008

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the PNC International Equity Fund, a series of PNC Funds, Inc. (the “Fund”), to vote to approve a new sub-advisory agreement between the Fund’s investment adviser, PNC Capital Advisors, Inc. (“PNC Capital” or the “Adviser”) and Artio Global Management LLC (“Artio”).

In managing the Fund, the Adviser has implemented a multi-manager approach and allocates the Fund’s assets among sub-advisers.  The Adviser monitors the performance of the sub-advisers as well as the investment strategy that each sub-adviser uses and may periodically adjust the percentage of assets assigned to the sub-advisers.  The Fund’s assets currently are divided between two sub-advisers: Artio and Morgan Stanley Investment Management Limited.

As discussed in more detail in the enclosed Proxy Statement, we want to inform you about the recent announcement of the initial public offering of shares (the “IPO”) of Artio Global Investors Inc. (“Artio Global”), a Delaware corporation and the parent company of Artio.  Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”), the present indirect majority owner of Artio, and Messrs. Richard Pell and Rudolph-Riad Younes (portfolio managers of the Fund and minority owners of Artio) are presently in the process of planning the sale of an interest in Artio Global, Artio’s parent, to the public through the IPO.  The IPO is expected to be completed during 2008 (subject to the necessary regulatory approvals, market conditions and other customary conditions).

We are soliciting your approval of a new sub-advisory agreement between the Adviser and Artio because when the IPO is effected, an indirect majority interest in Artio will be transferred to the investing public, which will result in an assignment and automatic termination of the existing sub-advisory agreement between the Adviser and Artio under the Investment Company Act of 1940, as amended (the “1940 Act”).  Therefore, in order for Artio to continue to provide investment advisory services to the Fund after the IPO, your consent to a proposal to approve a new sub-advisory agreement for Artio with the Adviser is being sought at this time.  In the event that the IPO does not occur, the current sub-advisory agreement between the Adviser and Artio will remain in effect.

Approval of the new sub-advisory agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.  The Board believes that the proposal is in the Fund’s and your best interests.

The following are important facts should the IPO occur:

•  The number of shares you own in the Fund and the value of those shares will not be affected.

•  The advisory fees for the Fund will not increase.

•  The investment objectives and polices of the Fund will not change.

•  The officers and directors of the Fund will not change.

The question and answer section that begins on the front cover of the Proxy Statement discusses the proposal that requires shareholder approval. The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to the Fund. The Board of Directors recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  Internet: Access the Web site shown on your proxy card(s) and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•  Telephone (to speak to a representative of the Fund’s proxy solicitor): 1-800-423-2107 (toll-free).

•  In person: Attend the special shareholder meeting on August 11, 2008.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

If we do not hear from you by [July 28, 2008], our proxy solicitor may contact you. Thank you for your response and for your continued investment with the Fund.

Respectfully,

Kevin A. McCreadie

President

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting the Fund which requires a shareholder vote.

Questions & Answers

Q.  Why have I received this proxy statement?

A.  The Board of Directors of the PNC International Equity Fund (the “Fund”) has sent you this Proxy Statement to ask for your vote as a shareholder of the Fund.

Q.  What is happening?

A.  The parent company of Artio, one of the Fund’s sub-advisers, is in the process of offering an interest in itself to the public through an initial public offering (the “IPO”).  Importantly, key members of Artio’s management team and the portfolio managers of the Fund, including Richard Pell and Rudolph-Riad Younes, will continue to be responsible for managing the Fund, and will, together with other employees, effectively own or control approximately 30% of Artio following the offering.  Consequently, Artio does not expect that the IPO will result in any changes in the portfolio management of the Fund.

Q.  What am I voting on?

A.  You will vote on approving a new sub-advisory agreement with Artio.

Q.  Why am I being asked to vote on a proposal to approve a new sub-advisory agreement?

A.  The owners of Artio are in the process of selling an interest in Artio’s parent to the public through the IPO and the senior members of Artio’s management will own a substantial interest in Artio.  Upon completion of the IPO, Holding Ltd., the current sole shareholder with voting authority over Artio Global, will no longer control Artio as all or a portion of the shares of Artio Global owned by Holding Ltd. will be redeemed with the proceeds of the IPO.  Immediately after the IPO, approximately 73% of Artio will be indirectly owned, collectively, by the public, employees, and Holding Ltd.  After the completion of the IPO, Artio’s present management is expected to continue to conduct the day-to-day business activities of Artio, including portfolio management for the portion of the Fund’s assets managed by Artio.

Because it entails a change of control of Artio, the IPO of Artio Global will result in an “assignment” and consequent automatic termination of the current sub-advisory agreement with Artio under the 1940 Act.  In order for the Fund to continue receiving Artio’s services after the IPO becomes effective, the shareholders of the Fund must approve a new sub-advisory agreement with Artio.  Although we are currently seeking the approval by shareholders, this approval will only be effective if the IPO is successfully completed.  If, for some reason, the IPO does not take place, then the existing sub-advisory agreement will remain in place.

Q.  What will happen if shareholders do not approve the new sub-advisory agreement?

A.  If shareholders do not approve the new sub-advisory agreement and the IPO is successfully completed, then the Fund’s sub-advisory agreement will terminate upon the completion of the IPO, and the Board of Directors will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) entering into the interim sub-advisory agreement that will be effective for up to 150 days following the date of the completion of the IPO, or the recommendation of one or more other advisers, subject to approval by the Directors and Fund shareholders.

Q.  How does the assignment affect the Fund?

A.  The Fund and its investment objectives and policies will not change.  You will still own the same number of shares in the Fund and the contemplated transactions will not change the value of your investment.  The new sub-advisory agreement contains substantially similar terms and conditions as the prior sub-advisory agreement and is discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment advisory fee rate be the same upon approval of the new sub-advisory agreement?

A.  Yes, the investment advisory fee rate under the new sub-advisory agreement will be the same as the rate in effect prior to the assignment.

Q.  How does the Board of Directors of the Fund recommend that I vote?

A.  After careful consideration, the members of the Board of Directors, including those Directors who are not affiliated with Artio, the Adviser or their affiliates, recommend that you vote in favor of the new sub-advisory agreement.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A. No.  Artio has agreed to bear these costs.

Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone, using the toll free number on your proxy card(s);

•  Through the Internet, using the website address on your proxy card(s); or

•  In person at the shareholder meeting.

Q.  Whom should I call for additional information about this proxy statement?

A.  Please call D.F. King & Co., Inc., the Fund’s proxy solicitor at 1-800-423-2107.

PNC Funds, Inc.

PNC International Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the PNC International Equity Fund, a series of PNC Funds, Inc. (the “Fund”), will be held at the offices of PNC Capital Advisors, Inc., Two Hopkins Plaza, 12th Floor, Baltimore, Maryland, on August 11, 2008, at 10:00 a.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

PROPOSAL:  To approve a new sub-advisory agreement between PNC Capital Advisors, Inc. and Artio Global Management LLC for the Fund to take effect upon the successful completion of the initial public offering of Artio Global Investors Inc. , a Delaware corporation and parent of Artio (the “Proposal”).

The Board of Directors of PNC Funds, Inc. recommends that shareholders vote FOR this Proposal.

Holders of record of shares of the Fund at the close of business on July 7, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. Shareholders may not be notified of an adjournment of the Meeting.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Jennifer E. Vollmer

Secretary

                    , 2008

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A Shareholder may think that his or her vote is not important, but it is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                    , 2008

PNC Funds, Inc.

PNC International Equity Fund

Two Hopkins Plaza

Baltimore, Maryland 21201

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors of PNC Funds, Inc. for voting at a Special Meeting of Shareholders of the PNC International Equity Fund (the “Meeting”) to be held on August 11, 2008, at 10:00 a.m. Eastern Time, at the offices of PNC Capital Advisors, Inc., the Fund’s investment adviser (the “Adviser”), Two Hopkins Plaza, 12th Floor, Baltimore, Maryland.  PNC Funds, Inc. is an open-end management investment company, organized as a Maryland corporation and is comprised of 14 series, including the PNC International Equity Fund.  As used in this Proxy Statement, the PNC International Equity Fund is referred to as the “Fund,” and the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about                     , 2008, or as soon as practicable thereafter.  The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, personal interview, or other electronic means.  If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile, letter, personal interview or other electronic means, will be paid by Artio Global Management LLC, a sub-adviser to the Fund.  D.F. King & Co., Inc. has been hired to assist in the proxy solicitation.  Estimated proxy solicitation expenses total approximately $5,000.00.  In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter, personal interview or other electronic means.

A proxy is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record.  If you need additional copies of this Proxy Statement, please contact D.F. King & Co., Inc., the Fund’s proxy solicitor at

1-800-243-2107.

For a free copy of the Fund’s annual report dated May 31, 2007 and semi-annual report dated November 30, 2007 write the Fund at Two Hopkins Plaza, Baltimore, Maryland 21201, call 1-800-551-2145, or go to www.pncfunds.com.

PROPOSAL

APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN

PNC CAPITAL ADVISORS, INC. AND ARTIO GLOBAL MANAGEMENT LLC

At the Meeting, shareholders of the Fund will be asked to approve a new sub-advisory agreement between PNC Capital Advisors, Inc. (the “Adviser”) and Artio Global Management LLC (“Artio”).  The new sub-advisory agreement (“New Sub-Advisory Agreement”) contains substantially the same terms and conditions as the current sub-advisory agreement (the “Current Sub-Advisory Agreement”), except as discussed herein.  The Fund’s Board of Directors approved the continuation of the Current Sub-Advisory Agreement on May 13, 2008 and shareholders of the Fund initially approved the Current Sub-Advisory Agreement at a Special Meeting of Shareholders on April 27, 2001.  As discussed more fully below, approval of the New Sub-Advisory Agreement, which provides for the same investment advisory services and the same fees as the Current Sub-Advisory Agreement, is necessary due to proposed changes to the ownership of Artio.

Artio is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”).  Prior to June 15, 2008 Artio was known as Julius Baer Investment Management LLC.

The owners of Artio are in the process of planning the sale of an interest in Artio Global Investors Inc. (“Artio Global”), Artio’s parent, to the public through an initial public offering of shares (“IPO”).  Currently, Messrs. Richard Pell and Rudolph-Riad Younes, the portfolio managers for the portion of the Fund’s assets managed by Artio, (the “Principals”) collectively own a 30% non-voting interest in Artio and Holding Ltd. owns a 70% economic interest along with 100% of the voting interest.  Artio Global will not retain any of the net proceeds of the IPO and will use these proceeds to immediately purchase the shares held by Holding Ltd. and the Principals.

It is also currently intended that Artio Global Holdings LLC (“Artio Holdings”) a Delaware limited liability company that will function as an intermediary holding company, will incur some debt.  The amount is intended to be consistent with obtaining investment grade status for the senior indebtedness of Artio Holdings.  This debt will be used to fund a distribution to current shareholders with 70% being paid to Holding Ltd. and 30% in aggregate to Messrs. Pell and Younes.

Upon the completion of the IPO, public shareholders and Holding Ltd. will own, collectively, approximately 70%, and Messrs. Pell and Younes, together with other employees, will collectively own, approximately 30% of Artio.  It is expected that after the IPO, Holding Ltd. will have no more than an indirect minority interest in Artio.  It is not yet known whether Holding Ltd.’s entire interest or only a significant portion will be redeemed in connection with the IPO; the ultimate decision whether to redeem Holding Ltd.’s interest in whole or in part will depend upon market conditions at the time of the offering.

* Exchanges into publicly traded common shares are subject to an annual limit of 20% of the Principal’s interest immediately following the IPO. All interests are approximate and dependent upon market conditions at the time of offering.  Employees other than Messrs. Pell and Younes are expected to receive an interest of approximately 3% in Artio Global.

Upon the completion of the IPO, under Artio’s organizational documents, the day-to-day operations and supervision of investment process and the marketing matters of Artio will be conducted by its Management Committee, which consists of Richard Pell (as Chief Executive Officer), Glen Wisher (as President), Anthony Williams (as Chief Operating Officer), Francis Harte (as Chief Financial Officer) and Adam Spilka (as General Counsel and Corporate Secretary) with the firm continuing to operate out of its present New York offices.  Artio has advised the Board of Directors of the Fund that the IPO is not expected to result in any changes in the portfolio management team and investment advisory services that Artio provides the Fund.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the existing investment advisory agreement between Artio and the Adviser terminates automatically upon the “assignment,” which term includes any transfer of a controlling interest in an adviser or control person of an adviser, such as will occur in respect of Artio in connection with the IPO.  Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company.  Therefore, in order for Artio to continue to provide investment advisory services to the Fund after the IPO, the shareholders of the Fund must approve the New Sub-Advisory Agreement between Artio and the Adviser.

To avoid disruption of the Fund’s investment management program, the Board of Directors approved an interim sub-advisory agreement (“Interim Sub-Advisory Agreement”) on April 1, 2008.  The Interim Sub-Advisory Agreement will become effective if the IPO is consummated prior to shareholder approval of a new sub-advisory agreement and would remain in effect (unless sooner terminated) until shareholders of the Fund either approve or disapprove of the New Sub-Advisory Agreement or 150 days following the date of the consummation of the IPO, whichever is sooner.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Current Sub-Advisory Agreement.  The material terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement are compared below in “Summary of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement.”

If the Fund’s shareholders do not approve the New Sub-Advisory Agreement at the Meeting or at an adjournment of the Meeting, then Artio will no longer be the sub-adviser of the Fund, in which case the Board of Directors will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other sub-advisers by the Adviser, subject to approval by the Directors and Fund shareholders.

Information about Artio

Artio is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Prior to June 15, 2008, Artio was known as Julius Baer Investment Management LLC.  Artio’s principal office is located at 330 Madison Avenue, New York, NY 10017.  Artio is a wholly owned subsidiary of Artio Global. As of December 2007, Artio had approximately $75 billion of assets under management.

The following table sets forth the name, position and principal occupation of the principal executive officers of Artio and Artio Global as of May 31, 2008.  Each individual’s address is 330 Madison Avenue, New York, New York 10017.

Name	Principal Occupation(s)
GLEN WISHER

President (December 2007 - present); Chief Executive Officer of Artio Global (May 2004 – December 2007); Managing Director and Head of Institutional Asset Management of Artio Global (October 2001 – June 2004); Director of Fixed Income (London) (January 2001 – October 2001)

RICHARD C. PELL	Chief Executive Officer (December 2007 – present); Chief Investment Officer (May 1995 – Present) of Artio
RUDOLPH-RIAD YOUNES

Head of International Equity (2001 – present); co-portfolio manager of Julius Baer international equity fund (1995 – present); co-portfolio manager of Julius Baer international equity fund II (2005 – present); Portfolio manager (1993 – 1995)

ANTHONY WILLIAMS	Chief Operating Officer (December 2005 – present); Chief Operating Officer of Artio in 2003;
Member of the Board of Managers of Artio (2004 – present)
Board of Directors of Artio Global (2007 – present)
FRANK HARTE	Chief Financial Officer (2006– present)
Senior Vice President, Chief Financial Officer, Bank Julius Baer (2002 – 2006)
HENDRICUS BOCXE	Chief Counsel, Asset Management, Senior Vice President, (2008 – present)

Name	Principal Occupation(s)
Senior Vice President, Head of Legal & Compliance (2005-2008)
First Vice President, Head of Legal & Compliance (2003 – 2005)
Vice President of Bank Julius Baer (2000 – 2003)
DONALD DELANO	Chief Compliance Officer (2005 – present)
Vice President (2004 – 2005)
Chief Compliance Officer of E-Trade Asset Management (2000 – 2004)
ADAM R. SPILKA	General Counsel and Corporate Secretary (2008 – present)

Senior Vice President, Counsel and Secretary, Alliance Bernstein LP (2002-2008), Vice President and Counsel, AXA Equitable Life Insurance Company, 1993 – 2002, Associate, Debevoise & Plimpton, LLP, (1987 – 1993)

ALEX BOGAENKO	Vice President (2005 – present)
Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995 – 2005)
SAMUEL DEDIO	Senior Portfolio Manager and First Vice President (2006 – present)
Managing Director of Deutsche Asset Management (1999 – 2006)
DENISE DOWNEY	First Vice President and Head of Marketing (2002 - present)
CRAIG M. GIUNTA	First Vice President and Head of Client Operations (2002 – present)
GREG HOPPER	First Vice President and Head of Global High Income Management (2002 – present)
DONALD QUIGLEY	First Vice President and Head of Global Fixed-Income Management (2001 – present)
MICHAEL K. QUAIN	First Vice President (2002 – present)
President and Chief Executive Officer of Julius Baer Global Equity Fund (formerly The European Warrant Fund, Inc) and Julius Baer Investment Funds (1997 – 2004)
KEITH WALTER	First Vice President and Portfolio Manager (1999 – present)
JOHN WHILESMITH	Vice President and Operations Compliance Officer (2005 – present)
Compliance Officer of Morgan Stanley Investment Management (2002 – 2005)

Upon the completion of the IPO, Artio expects to have the same personnel as before the IPO, with such personnel having substantially the same responsibilities for day-to-day management and investment decisions as they had while employed prior to the IPO.  Richard Pell and Rudolph-Riad Younes, the portfolio managers for the portion of the Fund’s assets managed by Artio, will enter into agreements, effective upon the closing of the IPO, that provide for continued service of each of them to Artio after the closing of the IPO.  Richard Pell and Rudolph-Riad Younes will enter into an exchange agreement, effective upon the closing of the IPO, that, except for the shares sold in the IPO, will generally not permit them to dispose of further equity in Artio for one year, and then will permit them to dispose of up to 20% each year thereafter so that they would be able to sell all of their equity during the five years after the IPO.  They will also enter into non-compete/non-solicit agreements that will generally last for two years after the termination of their employment with Artio.

Other key portfolio managers of Artio will also enter into employment agreements. Each of these employment agreements provides for these individuals to be subject to non-competition and non-solicitation provisions following the closing of the IPO.  As of the date of this Proxy Statement, the terms of the employment agreements for other key portfolio managers of Artio have not been finalized.

Artio Global will enter into a registration rights agreement with Richard Pell, Rudolph-Riad Younes and Holding Ltd. which will grant each of them the right under certain circumstances to require Artio Global to register shares of common stock issuable upon exchange of the shares they own that are exchangeable at such time.  Richard Pell,

Rudolph-Riad Younes and Holding Ltd. have the right to request that Artio Global register the sale of their shares and can require Artio Global to make available shelf registration statements permitting sales of shares into the market from time to time over an extended period of time.  Richard Pell, Rudolph-Riad Younes and Holding Ltd. will also have the ability to exercise certain piggyback registration rights with registered offerings initiated by Artio Global or requested by any of them.  It is currently intended that an amount of debt will be taken onto the balance sheet of Artio Holdings.  The amount is intended to be consistent with maintaining investment grade status for the senior indebtedness of Artio Global.  This debt will be used to fund a distribution to current shareholders with 70% being paid to Holding Ltd. and 30% in aggregate to Richard Pell and Rudolph-Riad Younes.

Compensation Paid to Artio

In return for the services provided by Artio as sub-adviser, the Adviser pays Artio a fee, which is calculated daily and paid quarterly.  The table below lists the fee charged under the Current Sub-Advisory Agreement and the sub-advisory fee the Adviser paid to Artio for the fiscal year ended May 31, 2008.  The sub-advisory fee rates paid by the Adviser under the New Sub-Advisory Agreement are the same as the fee rates paid under the Current Sub-Advisory Agreement.

Sub-Advisory Fee	Total Fee Paid to Artio for the Fiscal Year Ended May 31, 2008
0.80% of the first $20 million of the Fund’s average daily net assets
0.60% of the next $20 million	$1,115,772.85
0.50% of the next $60 million
0.40% in excess of $100 million

Information about the Adviser

PNC Capital Advisors, Inc. is registered as an investment adviser under the Advisers Act.  The Adviser’s principal office is located at Two Hopkins Plaza, Baltimore, Maryland 21201.  The Adviser is a wholly-owned subsidiary of PNC Bank, National Association (“PNC Bank”), which, in turn, is wholly-owned by PNC Financial Services Group, Inc.  As of May 31, 2008, the Adviser had approximately $13 billion of assets under management.

The following table sets forth the name, position and principal occupation of the chief executive officer and each Director of the Adviser as of May 31, 2008.

Name and Address	Position with the Adviser	Principal Occupation
KEVIN A. MCCREADIE Two Hopkins Plaza	Director, President and Chief Investment Officer	President and Chief Investment Officer of the Adviser
Baltimore, Maryland 21201
ROBERT Q. REILLY 1600 Market Street	Director	Executive Vice President, PNC Bank, National Association
Philadelphia, PA19103
STEPHEN M.WYNNE	Director	Chief Executive Officer, PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19806
THOMAS K. WHITFORD One PNC Plaza 249 Fifth Avenue	Director	Executive Vice President and Chief Administrative Officer, The PNC Financial Services Group, Inc. and PNC Bank, National Association
Pittsburgh, PA 15222

The following table sets forth the officers and directors of the Adviser who also serve as officers of the Fund as of May 31, 2008.  Officers and directors of the Adviser who also serve as officers of the Fund do not receive compensation from the Fund for their services as officers of the Fund.

Name	Position with the Fund	Position with the Adviser
Kevin A. McCreadie	President	Director and President
Jennifer E. Spratley	Vice President and Treasurer	Treasurer
Jennifer E. Vollmer	Secretary	Secretary
Savonne L. Ferguson	Assistant Secretary	Vice President

Decatur H. Miller, a Director of the Fund, serves as co-trustee of a trust of which an affiliate of the Adviser is also a co-trustee.  Any transactions by Directors involving securities of PNC or its parents since the beginning of the Fund’s fiscal year ended May 31, 2008 did not exceed 1% of the outstanding securities of any class of such securities.

The Fund paid $38,433 in brokerage commissions to affiliated brokers of the Adviser, Artio or the Fund’s other sub-adviser for the Fund’s fiscal year ended May 31, 2008.

Summary of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached hereto as Exhibit A.  The following description is a summary of the material terms of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement.  You should refer to Exhibit A for the New Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

The Current Sub-Advisory Agreement is dated April 27, 2001.  The Board of Directors, including a majority of the independent directors, last approved the Current Sub-Advisory Agreement on May 13, 2008.

The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Current Sub-Advisory Agreement. The New Sub-Advisory Agreement has, however, been changed (i) to include important representations as to Artio’s status as an investment adviser and (ii) require that the agreement be governed and construed in accordance with the laws of the State of Maryland. These changes benefit the Fund and its shareholders by enhancing Artio’s responsibilities as sub-adviser. The New Sub-Advisory Agreement will not affect or change, in any way, the amount of advisory fees payable to Artio under the Current Sub-Advisory Agreement.

Sub-Advisory Services.  Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement provide that Artio will furnish certain investment advisory services to the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund, subject to supervision of the Board of Directors and in accordance with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and resolutions of the Board of Directors.

Management Fees.  Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement provide that the Adviser will pay Artio a fee, computed daily and payable quarterly, calculated at the annual rate of 0.80% of the first $20 million of average daily net assets, plus 0.60% of the next $20 million of average daily net assets, plus 0.50% of the next $60 million of average daily net assets, plus 0.40% of the average daily net assets in excess of $100 million.

Brokerage Policies.  Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement authorize Artio to select brokers and dealers for any purchase or sale of the portion of the Fund’s investment portfolio managed by Artio and directs Artio to use its best efforts to obtain the best available price and most favorable execution.  Artio may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, or other services provided by the broker to Artio.

Duration and Termination.  Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that it shall continue in effect for an initial two year term from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Directors or Fund shareholders.  Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement may be terminated on sixty (60) days prior written notice by the Fund (by vote of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), by Artio or by the Adviser without the payment of any penalty.

Payment of Expenses.  Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that Artio will pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

Books and Records.  Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that pursuant to applicable law, the Sub-Adviser shall keep the Fund’s books and records required to be maintained by or on behalf of, the Fund with respect to any services rendered.

Other Provisions.  Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement provide that the Sub-Adviser shall not be liable to the Fund or any shareholder of the Fund, in the absence of willful misfeasance, bad faith, negligence or reckless disregard in the performance of its duties, for any error of judgment, mistake of law or for any act or omission in the course of, or connected with, rendering services under the agreements.  In addition, under the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement, services furnished by Artio are not to be deemed exclusive, and Artio is free to solicit and furnish similar services to others so long as its services to the Fund are not thereby impaired.

Board Approval and Recommendation

The Board of Directors of the Fund, including all of the independent Directors, approved the New Sub-Advisory Agreement at their regular meeting held on May 13, 2008.  The Board of Directors of the Fund, including a majority of the independent Directors also approved the Interim Sub-Advisory Agreement at a special meeting held on April 1, 2008.  The Directors evaluated the New and Interim Sub-Advisory Agreements in light of information they had requested and received from Artio prior to the meetings, including the special meeting held on April 1, 2008.  The Directors reviewed these materials with management of the Adviser and Artio, legal counsel to the Fund and independent legal counsel to the Directors.  The Directors also discussed the proposed approval with counsels in an executive session at which no representatives of the Adviser or Artio were present.  The Directors considered whether such approvals would be in the best interests of the Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Artio and the overall fairness of the New and Interim Sub-Advisory Agreements.

In the course of their review, the Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund by Artio; (2) the performance of the Fund since Artio first became sub-adviser to the Fund; (3) the fact that the proposed IPO is not expected to affect Artio’s advisory services to the Fund; (4) the fact that the current portfolio managers will continue to be involved in the management of the Fund and will remain equity owners of Artio; (5) the compensation payable to Artio under the New Sub-Advisory Agreement would be at the same rate as the compensation under the Current Sub-Advisory Agreement; (f) Artio’s overall investment performance record; and (g) other factors deemed relevant.  In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

With respect to the nature, extent and quality of advisory services provided by Artio under the New Sub-Advisory Agreement, the Directors took into account that (1) the advisory services and fees would remain the same, (2) the material terms of the IPO that would impact Artio and the Fund, including but not limited to the plans to retain key portfolio management personnel and the impact of the IPO to operational matters related to the services Artio provides to the Fund; (3) whether Artio would be sufficiently capitalized following the IPO to continue its operations, (4) litigation, regulatory, or administrative proceedings pending against Artio or its principal executive officers alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations that would adversely impact Artio’s services to the Fund; (5) recent changes to compliance policies and procedures; (6) that during the interim period, the advisory fees will be held in escrow pending shareholder approval of the New Sub-Advisory Agreement; and (7) the Fund would not bear any expenses related to the IPO, including expenses related to the proxy statement, and any costs of indemnifying their officers, directors or agents with respect to the costs of any litigation or regulatory action arising in connection with the IPO.

The Directors considered whether the requirements of Section 15(f) of the 1940 Act would be met following. Section 15(f) provides, in pertinent part, that affiliated persons (including owners) of an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of the investment advisory contract if, for a period of three years after the time of such action, at least 75% of the members of the board of any investment company which it advises are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and for a two-year period there is no “unfair burden” (as defined in the 1940 Act) imposed on any such investment company as a result of the sale.  The Directors have not been advised by Artio of any circumstances arising from the IPO of Artio Global that might result in the imposition of an “unfair burden” on the Fund.  Moreover, Artio has agreed that for two years after the IPO of Artio Global, it will refrain from imposing, or agreeing to impose, any unfair burden on the Fund.  At the present time, over 75% of the Directors are classified as Independent Directors and expect to remain so classified following the IPO of Artio Global.

Based on all of the foregoing, the Directors of the Fund recommend that shareholders vote FOR the approval of the New Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Voting Information

Record Date.  Only shareholders of record at the close of business on July 7, 2008 (the “Record Date”) will be entitled to vote at the Meeting and at any adjournment thereof.  The issued and outstanding Shares of the Fund as of the Record Date were [                      ].

Quorum.  In order to constitute a quorum for the transaction of business, the holders of at least a majority of all of the Shares upon which the Fund’s shareholders are entitled to cast votes at the Meeting must be present either in person or by proxy.  For purposes of determining the presence of a quorum, abstentions will be counted as present.

In the event that the necessary quorum to transact business is not present at a Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, but the vote required to approve any proposal is not obtained, the persons named as proxies, or their substitutes, may vote for one or more adjournment of the meeting to permit further solicitation of proxies; and will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any such adjournment.  Shareholders may not be notified of an adjournment of the Meeting.

Broker “non-votes” (that is, properly executed proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present at the Meeting but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Required Vote.  Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Abstentions will have the effect of a “no” vote for the Proposal.  Broker non-votes will have the effect of a “no” vote for the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding Shares of the Fund.  Broker non-votes will not constitute “yes” or “no” votes for the Proposal, and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at a Meeting.

Voting Proxies.  D.F. King & Co., Inc. (“King”) has been engaged to assist in the solicitation of proxies for the Fund.  Shareholders may authorize King to execute proxies by telephonic or electronically transmitted instructions.  As the Meeting date approaches, shareholders of the Fund may receive a telephone call from a representative of King if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the King representative is required to ask for each shareholder’s full name, address and the last four digits of the shareholder’s social security number or tax identification number.  In addition, the King representative will confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the King representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the Shares.  If the solicited agrees with the information provided to King, then the King representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder’s voting instructions on the Proposal.  Although the King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  King will record the shareholder’s instructions on the card.  Within 72 hours, a letter or mailgram will be sent to the shareholder to confirm his or her vote and instruct the shareholder to call King immediately if his or her voting instructions are not correctly reflected in the confirmation.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting.  These options require shareholders to input a control number which is located on the proxy card.  After inputting this number, shareholders will be prompted to provide their voting instructions for the Proposal.  Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. In addition to confirming their voting instructions prior to submission, shareholders who vote via the Internet will, upon request, receive an e-mail confirming their instructions.

If a shareholder wishes to attend the Meeting, the shareholder may still submit the proxy card originally sent with this Proxy Statement.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call toll-free 800-423-2107.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Company, c/o PNC Capital Advisors, Inc., at the address for the Fund shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in this Proxy Statement.

The Board of Directors may, at any time, elect to withdraw a proposal from consideration at the Meeting.  A decision to withdraw a proposal may arise if, because of changed circumstances, the proposal is either no longer necessary or appropriate.  Should the Board elect to withdraw a proposal, the proposal will not be presented at the Meeting, and any proxies received regarding that proposal will not be voted.  If time permits, shareholders will be notified if the Proposal is withdrawn.

Other Shareholder Information.  The Adviser’s parent company, PNC Bank, National Association and PNC Bank, Delaware (together, “PNC Bank”), may be deemed to be the beneficial owner, for purposes of the federal securities laws, because PNC Bank possesses sole or shared voting power for Shares of the Fund.  PNC Bank does not, however, have any economic interest in such Shares, which are held solely for the benefit of their respective customers.  PNC Bank has advised the Fund that it intends to vote the Shares in the Fund over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities.  To the knowledge of the Fund, PNC Bank may be deemed to be the beneficial owners as of the Record Date of [               ] shares of the Fund’s Institutional Share Class and own in the aggregate [   ]% of the Fund.

To the Fund’s knowledge, at the Record Date no other person possessed sole or shared voting or investment power with respect to 5% or more of any of the outstanding interests of the Fund.

Principal Underwriter

PNC Fund Distributor, LLC serves as the principal underwriter to the Company and has principal offices located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

Shareholder Proposals for Subsequent Meetings

The Company does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board of Directors is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material.  Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

Dated:                      , 2008

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

SUB-ADVISORY AGREEMENT

AGREEMENT made this        day of             , 2008, between PNC Capital Advisors, Inc. (the “Adviser”), an investment adviser having its principal place of business in Baltimore, Maryland, and Artio Global Management LLC (the “Sub-Adviser”), an investment adviser having its principal place of business in New York, New York.

WHEREAS, the Adviser serves as investment adviser to the investment portfolios of the PNC Funds, Inc. (the “Company”), a Maryland corporation having its principal place of business in Baltimore, Maryland, and is a registered open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, Adviser desires to retain the Sub-Adviser to furnish investment advisory services to an investment portfolio of the Company and may retain the Sub-Adviser to serve in such capacity (the “Fund”) and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.                                      Appointment. Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund as permitted by the Adviser’s Advisory Agreement with the Company pertaining to the Fund for the period and on the terms set forth in this Agreement. It is understood that the Adviser may assign a portion of or none of the assets of the Fund to the Sub-Adviser (the “Fund Account”), and that the Adviser has the right to allocate and reallocate such assets to the Fund Account at any time, and from time to time, upon such notice to the Sub-Adviser as, in the Adviser’s opinion, may be reasonably necessary to ensure orderly management of the Fund. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.                                      Sub-Advisory Services. Subject to the supervision of the Company’s Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund Account. The Sub-Adviser will determine what securities and other investments will be purchased, retained or sold by the Company for the Fund Account, including with the assistance of the Adviser, the Fund Account’s investments in futures and forward currency contracts; manage in consultation with the Adviser the Fund Account’s temporary investments in securities; and manage the Fund Account’s overall cash position, and determine from time to time what portion of the Fund Account’s assets will be held in different currencies. Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will provide, at the Sub-Adviser’s expense, using one or more pricing services believed by the Sub-Adviser to be reliable, the value of the portfolio securities and other assets of the Fund Account in accordance with the 1940 Act, the Fund’s current Prospectus and applicable resolutions of the Board of Directors of the Company on each day that the Fund’s assets are required to be valued, such information to be transmitted by telephone, telecopy or other transmission as soon as possible and in any event within 24 hours of the time of valuation to the Company’s fund accountant, or to such other person(s) as the Adviser may direct for the benefit of the Fund; and provide the Adviser with foreign broker research, a quarterly review of international economic and investment developments and occasional “White Papers” on international investment issues. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Company’s Board of Directors.

3.                                      Brokerage. Investment decisions for the Fund Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund Account and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund Account and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund Account and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund Account or the size of the position obtained or sold by the Fund Account. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and will solicit broker-dealers to execute transactions in accordance with the Fund’s policies and restrictions regarding brokerage allocation. The Sub-Adviser shall place orders pursuant to its investment determinations for the Fund Account either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund and the Adviser. In no instance will portfolio securities be purchased from or sold to an affiliated person of the Adviser, the Sub-Adviser, the Fund’s principal underwriter, or any affiliated person of the Company, the Adviser or the Sub-Adviser, except to the extent permitted by the 1940 Act and the Securities and Exchange Commission (the “SEC”).

4.                                      Covenants by Sub-Adviser. The Sub-Adviser agrees that with respect to the services provided to the Company that it:

(a)                                 will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities and will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

(b)                                will conform with all applicable rules and regulations of the SEC under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

(c)                                 will be responsible for taking action with respect to any proxies, notices, reports and other communications relating to any of the Fund Account’s portfolio securities;

(d)                                will maintain all books and records with respect to the securities transactions of the Fund Account, will furnish the Adviser and Company’s Board of Directors with such periodic and special reports as the Adviser or the Board may reasonably request with respect to the Fund Account, and will provide in advance to the Adviser all reports to the Company’s Board of Directors for examination and review within a reasonable time prior to the Company’s Board meetings;

(e)                                 will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

(f)                                   will attend regular business and investment-related meetings with the Company’s Board of Directors and the Adviser if requested to do so by the Company and/or the Adviser.

5.                                      Sub-Adviser’s Representations. The Sub-Adviser hereby represents and warrants that it (i) is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and (ii) that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

6.                                      Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of the Company’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”), and under the 1940 Act as filed with the SEC and all amendments thereto; and the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the “Prospectus”). The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

7.                                      Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s request provided, however, that the Sub-Adviser may make and retain photocopies of such records in order to comply with applicable regulatory requirements. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

8.                                      Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly, from the Adviser, calculated at the annual rate of 0.80% of the first $20 million of average daily net assets in the Fund Account, plus 0.60% of the next $20 million of average daily net assets in the Fund Account, plus 0.50% of the next $60 million of average daily net assets in the Fund Account, plus 0.40% of the average daily net assets in the Fund Account in excess of $100 million.

9.                                      Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund Account.

10.                                Limitation of Liability. In the absence of willful misfeasance, bad faith, negligence or reckless disregard, the Sub-Adviser shall not be liable for any action or omission in the course of, or connected with, rendering services hereunder. Notwithstanding the foregoing, it is agreed that the relative investment performance of the Fund Account shall not constitute a breach by the Sub-Adviser of these obligations.

11.                                Duration and Termination.

(a)                                 This Agreement will become effective as of the date first written above, and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Company’s Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company.

(b)                                This Agreement may be terminated at any time without the payment of any penalty, on sixty (60) days prior written notice by the Sub-Adviser or by the Adviser or by a vote of the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.)

12.                                Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed to:

13.                                Services Not Exclusive.

(a)                                 The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

(b)                                Nothing contained herein, however, shall prohibit the Sub-Adviser from advertising or soliciting the public generally with respect to products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

14.                                Subcontractors. It is understood that the Sub-Adviser may from time to time engage or associate itself with such person or persons as the Sub-Adviser may believe to be particularly fitted to assist the Sub-Adviser in the performance of certain ministerial or administrative services required by this Agreement; provided, however, that such person or persons shall have been approved by the Board of Directors of the Company, that the compensation of such person or persons shall be paid by the Sub-Adviser and that the Sub-Adviser shall be as fully responsible to the Adviser and the Fund for the acts and omissions of any subcontractor as it is for its own acts and omissions.

15.                                References to Sub-Adviser. Neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Company with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Company and any affiliate thereof to satisfy the foregoing obligation.

16.                                Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement for which approval by the outstanding voting securities of the Fund is required under the 1940 Act shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

17.                                Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Maryland.

18.                                Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

19.                                Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

20.                                Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PNC Capital Advisors, Inc.

By:

Artio Global Management LLC

By:

PROXY TABULATOR	Vote this proxy card TODAY!
P.O. BOX 859232	Your prompt response will save the expense
BRAINTREE, MA 02185-9232	of additional mailings

CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS ON

AUGUST 11, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PNC FUNDS, INC.

The undersigned hereby appoints Kevin A. McCreadie and Jennifer E. Spratley, as proxy (“Proxy”), with full power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in PNC International Equity Fund, Inc. a series of PNC Funds, Inc. (the “Fund”) held of record by the undersigned on July 7, 2008 at the Special Meeting (the “Meeting”) of Shareholders of the Fund to be held on August 11, 2008, at 10:00 a.m., Eastern time, at the offices of PNC Capital Advisors, Inc., the Fund’s Adviser, 12th Floor, Two Hopkins Plaza, Baltimore, Maryland 21201 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. I acknowledge receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement dated          , 2008.

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE, IF YOU DO NOT WISH TO VOTE BY INTERNET OR BY PHONE.

Dated

Signature(s) of Participant(s)	(Please sign in the Box)

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PNC-PXC 0808

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR	AGAINST	ABSTAIN

1.

To approve a new sub-advisory agreement between PNC Capital Advisors, Inc. and Artio Global Management LLC for the PNC International Equity Fund to take effect upon the successful completion of the initial public offering of Artio Global Investors Inc., a Delaware corporation and parent of Artio.

	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN ON REVERSE SIDE OF THIS CARD	PNC-PXC-0808